FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: December 8, 1999

                 SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


             Maryland                 0-14569                04-2848939
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A

                 (Former address, if changed since last report)



ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of December 8, 1999, KPMG LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of Springhill Lake Investors Limited Partnership (the "Registrant" or the "Partnership"), was terminated. As of the same date, the firm of Arthur Andersen LLP was engaged to provide the service for the Registrant.

The audit reports of KPMG LLP on the financial statements of the Partnership as of and for the year ended December 31, 1998 and of Reznick Fedder & Silverman on the financial statements of the Partnership as of and for the year ended December 31, 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant previously filed a Current Report on Form 8-K on October 27, 1998 disclosing the dismissal of Reznick Fedder & Silverman and a Current Report on Form 8-K on November 19, 1998 disclosing the engagement of KPMG LLP (formerly KPMG Peat Marwick LLP).

The decision to change accountants was approved by the board of directors of the managing general partner of the Partnership on December 8, 1999.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to KPMG LLP, and the Registrant requested that KPMG LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of KPMG LLP's response indicating agreement is included as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits

          16.1 Letter dated December 13, 1999, from KPMG LLP regarding its concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP

                         By:   Three Winthrop Properties, Inc.
                               Managing General Partner

                         By:   /s/ Patrick J. Foye
                               Patrick J. Foye
                               Executive Vice President

                         Date: December 13, 1999




                                                                    Exhibit 16.1



December 13, 1999


Securities and Exchange Commission
Washington, DC  20549

Ladies and Gentlemen:

We were previously principal accountants for Springhill Lake Investors Limited Partnership and, under the date of March 24, 1999, we reported on the consolidated financial statements of Springhill Lake Investors Limited Partnership as of and for the year ended December 31, 1998. On December 8, 1999, our appointment as principal accountants was terminated. We have read Springhill Lake Investors Limited Partnership's statements included under Item 4 of its Form 8-K dated December 13, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with Springhill Lake Investors Limited Partnership's statement that the change was approved by the board of directors of the managing general partner of the Partnership.

                         Very truly yours,

                         /s/KPMG LLP